EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2014
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE

NOTE 16:-    EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net earnings per share:

	Year ended December 31,
	2014	2013	2012

Numerator:
Net income	$9,158	$21,698	$15,651

Denominator:
Weighted average number of shares outstanding used in computing basic net earnings per share	29,244,428	28,628,798	27,981,243
Dilutive effect: stock options and RSUs	642,835	559,938	861,165
Total weighted average number of shares used in computing diluted net earnings per share	29,887,263	29,188,736	28,842,408

Basic net income per share	$0.31	$0.76	$0.56
Diluted net income per share	$0.31	$0.74	$0.54

Anti-dilutive securities

For the years ended December 31, 2014, 2013 and 2012, there were no outstanding options and RSUs that were excluded from the computation of diluted net earnings per Ordinary Share, that would have had an anti-dilutive effect if included.